Exhibit 99.2


                             MANUFACTURING AGREEMENT


         AGREEMENT, entered into as of May 16, 2002, between Garden State Nutritionals, a division of Vitaquest International, Inc. hereinafter "Garden State"), a Delaware Corporation, with offices located at 8 Henderson Drive, West Caldwell, New Jersey and American Health & Diet Centers, Inc., a Delaware Corporation with offices located at 100 Lehigh Drive, Fairfield, New Jersey 07004 (hereinafter "AHDC") and Joshua Tree Construction, Inc., a Delaware Corporation with offices located at 3635 Boardman/Canfield Road, Canfield, OH 44406 (hereinafter "Joshua");

         Whereas, Joshua would like Garden State to manufacture for it certain private label dietary supplements, foods, and cosmetics as those terms are defined under the Food, Drug and Cosmetic Act of 1938 and any amendments thereto (hereinafter "Private Label Product's"); and

         Whereas, Joshua would also like to purchase from Garden State products manufactured by Garden State for AHDC under the "Nutritionary" brandname ("NUTRITIONARY Products") in addition to any of its own Private Label Products; and

         Whereas, Garden State and AHDC are interested in undertaking such business transactions, under the terms and conditions set forth herein;

         Now, therefore, in consideration of the mutual covenants and promises hereinafter set forth and other good and valuable consideration received, the Parties agree to the following:

                                      TERMS

         1) Garden State shall manufacture Private Label Products for Joshua on terms mutually agreeable to the parties. Credit levels shall be established by the parties upon mutual agreement subsequent to the date of execution. The initial prices for the Private Label Products shall be as set forth on Schedule A hereto, as amended from time to time. Garden State may increase its prices, from time to time, for the Private Label Products unilaterally, upon ten days (10) written notice to Joshua, as long as it provides reasonable substantiation, that any of the component ingredients of the products have sustained significant market price increases; provided, however, that the prices shall not be greater than (a) ten percent (10%) higher than the lowest competitive market price for the same products upon the same terms and conditions (including without limitation, similar quantities, similar times, and similar quality) and (b) the lowest prices offered by Garden State to its other customers for comparable products upon the same terms and conditions (including without limitation, similar quantities, similar times, and similar quality).

         2) Payment for the Private Label Products shall be FOB, West Caldwell, New Jersey on terms of net 30 from date of shipment. All such Private Label Product sales shall be final, with Garden State accepting no product returns, aside from those manufacturing defects mutually agreed to by the Parties. In the event that Joshua fails to make any required payment for goods within terms, and such default fails to be cured within 15 days of written notice, then Garden State shall be under no obligation to accept additional purchase orders or make additional product shipments.


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         3)    Garden  State  shall  warrant  that at the time of  shipment  the
               Private Label Products are manufactured in accordance with the Product formulas provided in writing by Joshua to Garden State, but shall not bear any liability for any ensuing product defects or other nonconformities caused in whole, or in part, by Joshua, its agents or employees, whether in the manner of the storage, handling, or distribution of the Products, or in any other manner not more fully specified herein. Moreover, Joshua shall hold Garden State harmless, and shall indemnify and provide a defense for Garden State for any such claims or resulting liabilities, and shall provide Garden State at the time of execution with copies of all existing insurance policies and a certificate of
               insurance   naming   Garden  State  as  an   additional   insured
               thereunder. This provision shall survive any termination of this Agreement.

         4) Joshua shall bear full responsibility for the text of its Private Label Product labels, the legitimacy of its intellectual property, all efforts by its employees and agents in connection with the marketing, advertising, and distribution of the
               Products, and the Product formulation's compliance with all applicable law and regulatory requirements, and shall hold Garden State harmless, and shall indemnify and defend Garden State in connection with any claims, investigations, actions, judgments, penalties, fines, settlements, connected therewith. Moreover, Garden State shall receive at execution Certificates of insurance naming it as an additional insured under any Joshua insurance policies currently in effect relating to these matters. This provision shall survive any termination of this Agreement.

         5) Garden State, with the consent of AHDC, shall sell Joshua during the first year of the term of this Agreement NUTRITIONARY Products in its inventory at prices as set forth on Exhibit B hereto, which Garden State represents and warrants is no more than 105% of the price at which the NUTRITIONARY Products are sold to AHDC. Credit levels shall be established by the parties upon mutual agreement subsequent to the date of execution. In consideration for such right to purchase NUTRITIONARY Products, Joshua expressly covenants to: a) substantially adhere to AHDC's suggested retail prices for such NUTRITIONARY Products as set forth on Exhibit C hereto; and b) refrain from selling NUTRITIONARY Products at existing AHDC locations set forth on Exhibit D hereto.

         6) In connection with the sale of NUTRITIONARY Products Joshua shall be furnished by AHDC with marketing and promotional materials and may not utilize any other marketing or promotional materials without the prior written consent of AHDC, which consent shall not be unreasonably withheld. Joshua may also consult (at no cost) with AHDC's current Kiosk designer for suggested kiosk design and configuration.

         7) It is expressly recognized and agreed to by Joshua that all AHDC trademarks and other intellectual property are the exclusive property of AHDC and no license or rights are granted hereunder, provided, however, that Joshua shall retain the indefinite right to use of the name "Nutrition World".

         8) The Parties shall treat as Confidential all proprietary information disclosed during the term of this Agreement, including but not limited to customer lists, product concepts, designs, pricing information, marketing concepts, and will not divulge such information, even upon the termination of this Agreement, unless such information is within the public domain (other than by either party's breach), or disclosed by a third party in lawful possession of such information. Upon the termination of this Agreement, all such Confidential information and any copies of such information, shall be returned to the originating party. If any Party breaches the provisions of this paragraph, the nonbreaching Party may seek all means of legal redress, including injunctive relief, and all be reimbursed for all expenses and legal costs if deemed successful on the merits.

         9) The term of this Agreement shall be for five years, and shall be renewable upon mutual agreement between the parties for successive periods of three years. If any party materially breaches this Agreement and fails to cure such breach within fifteen (15) days, then any party may terminate this Agreement upon written notice within thirty (30) days. Upon termination of this Agreement, Joshua and Garden State will honor any existing orders placed with Garden State and Joshua will purchase any existing ingredient inventories at the prevailing prices then in effect between the parties.

         10)   This  Agreement  shall  be  binding  upon  both  Parties,   their
               predecessors and successors in interest, assigns, existing and future related entities under common ownership or control.

         11) This Agreement shall not be deemed to constitute either Party as the agent or employee of the other party. In addition, either Party's hereunder may be excused as a result of a force majeure, as defined in accordance with traditional legal principles.

         12) This agreement is not assignable without the prior written consent of all parties, which consent may be withheld in any parties' sole discretion.

         13) This Agreement and the Consent Agreement of even date represent the entire Agreement between the parties, and supersedes any prior oral or written agreements or negotiations between the parties. Any modification to this Agreement shall be in writing and signed by both Parties.

         14) This Agreement shall be governed by the laws of the State of New Jersey. Any controversy or claim arising out of or relating to this contract, except injunctive relief discussed, shall be settled by arbitration administered by the American Arbitration Association, Somerset, N.J. office, under its Commercial Arbitration Rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.


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         15)   In the event that for any reason any section or provision of this
               Agreement should be held invalid or otherwise unenforceable, it is agreed that the same shall not effect the other sections of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect.

               IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, effective as of the date provided above.

               AGREED AND ACCEPTED:
               BY:

               VITAQUEST INTERNATIONAL INC.


               /s/ Keith Frankel                             May 31, 2002
               ----------------------                    ---------------------
               BY:                                               DATE

               AMERICAN HEALTH & DIET CENTERS, INC.


               /s/ Keith Frankel
               -----------------------------
               By:

               JOSHUA TREE CONSTRUCTION INC.

               /s/ Daniel Hoyng
               ----------------------
               BY:

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                                   SCHEDULE A



                                TO BE AGREED UPON















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                                    EXHIBIT B



                                TO BE AGREED UPON











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                                    EXHIBIT C



                                TO BE AGREED UPON








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                                    EXHIBIT D



                                TO BE AGREED UPON